UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2013

NuZee, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-176684	38-3849791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7940 Silverton Avenue, #109

San Diego,  CA  92126

(Address of principal executive offices, including zip code)

(760) 536-6945

(Registrant's telephone number, including area code)

Havana Furnishings, Inc.

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02:       Unregistered Sales of Equity Securities.

On May 28, 2013,  NuZee, Inc. (the “Company”) completed a closing of a private offering (the “Offering”) of shares of the Company’s common stock, par value $0.00001 per share (the “Shares”), at a price of $0.22 per share, for an aggregate purchase price of $490,000 (the “Purchase Price”).  Upon the closing, the Company issued 2,226,665 shares of its common stock to pursuant to the Offering.

We issued the securities to non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended ) in an offshore transactions in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 4.01         Change in Registrant’s Certifying Accountant

On  May 28, 2013, we dismissed Anton & Chia LLP, 440 MacArthur Blvd, Suite 970, Newport Beach, CA 92660, as our independent registered public accounting firm.  The decision to dismiss Anton & Chia LLP as our independent registered public accounting firm was approved by our Board of Directors on May 28, 2013.  The reports of Anton & Chia LLP’s financial statements for our wholly-owned subsidiary, NuZee Co., Ltd, for the period of November 9, 2011 (inception) through September 30, 2012, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the audits of the NuZee Co., Ltd.'s financial statements for the period from November 9, 2011 through September 30, 2012 and the reviewed subsequent interim financial statements through December 31, 2012, there were no disagreements with the former accountants, Anton & Chia LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

On May 28, 2013 (the "Engagement Date"), the Company engaged MaloneBailey, LLP, 10350 Richmond Avenue, Suite 800, Houston, Texas 77042 as its independent registered public accounting firm.  The decision to engage MaloneBailey, LLP as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company, nor any one on its behalf, did not consult MaloneBailey, LLP in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Anton & Chia, LLP prior to the date of the filing of this report and requested that Anton & Chia, LLP furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Anton & Chia, LLP, dated May 28, 2013 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUZEE, INC.

Date:       June 3, 2013

By:	/s/ Craig Hagopian
Craig Hagopian, President